Subsequent Events	12 Months Ended
Dec. 31, 2025
Subsequent Events [Abstract]
Subsequent events
27.	Subsequent events

Our Company actively participates in the investigation of trade practices in Mexico and other countries to avoid, to the extent possible, the imposition of tariffs on its products. On June 24, 2019, the preliminary dumping tariff of 3.65% was published for the period from November 1, 2016, to October 31, 2017, which was imposed on rebar exports to the United States of America. On February 25, 2020, Customs and Border Protection issued a assessment to the Company for USD $1.4 million, applying a rate of 69.07%, different from the 3.65% rate, based on an error in the dollar sales value reported in the database submitted by Greenberg Trauring during the administrative review conducted by the DOC. The case remains open to date, with the assessments pending.

On January 6, 2021, the dumping review process began for the period from November 1, 2019, to October 31, 2020. On November 30, 2021, the DOC published a preliminary dumping rate for the Company of 66.70%, arguing and/or justifying deficiencies in the information. On June 1, 2022, it was ratified as the final result. On June 22, 2022, the Company decided to challenge this result before the Court of International Trade (CIT). On April 25, 2024, the Court of International Trade remanded the final results to Commerce to (1) reopen the administrative review file to accept the Company’s submission of information rejected by the DOC on October 18, 2021, on the grounds that it was submitted untimely and to request additional information as needed, and (2) conduct a new analysis to determine whether the application of the 66.7% rate is justified. In the final remand resolution published on November 21, 2024, as a result of the reopening, the DOC calculated a new dumping margin for the Company at a final and definitive rate of 0.00%. Consequently, the Company is released from its duties on exports for that period.

By order of the U.S. Department of Commerce (DOC), the Company did not participate in the review for the period from November 1, 2021, to October 31, 2022. On November 8, 2023, the DOC published a preliminary dumping rate of 2.88% for the Company’s rebar exports. On May 10, 2024, the DOC published the final result of 2.11%.

By order of the U.S. Department of Commerce (DOC), the Company did not participate in the review corresponding to the period from November 1, 2022 to October 31, 2023. On December 4, 2024, the final result for De-Acero was published at 32.05% and TA 2000 to 22.27%, while Grupo Simec continues with a tariff rate of 2.11%.

By order of the U.S. Department of Commerce (DOC), the Company did not participate in the review corresponding to the period from November 1, 2023 to October 31, 2024. As of the date of this report, there has been no preliminary dumping determination issued.

For the review period from November 1, 2024 to October 31, 2025, the U.S. Department of Commerce (DOC), as of the date of this report and due to significant administrative delays in its internal operations, has not yet published the list of mandatory participants in the dumping investigation.